UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 3, 2011, Green Mountain Coffee Roasters, Inc. (the “Company”) issued a press release announcing the commencement of an offering of shares of its common stock, $0.10 par value, pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission. A copy of the Company’s press release containing this announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances G. Rathke
Frances G. Rathke Chief Financial Officer

Date: May 3, 2011

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.